UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2004

TIPPINGPOINT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15715 (Commission File Number)	74-2902814 (I.R.S. Employer Identification Number)

7501B North Capital of Texas Highway

Austin, Texas 78731

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (512) 681-8000

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1.	Press Release dated June 1, 2004 by TippingPoint Technologies, Inc.

Item 12.	Results of Operations and Financial Condition.

On June 1, 2004, TippingPoint Technologies, Inc. (“TippingPoint”) issued a press release announcing its financial results for the fiscal quarter ended April 30, 2004 and providing certain financial estimates for its second fiscal quarter. A copy of TippingPoint’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished in this Item 12 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, in accordance with General Instruction B.6 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPINGPOINT TECHNOLOGIES, INC.

Date: June 1, 2004	By:	/s/ Adam Chibib

Adam Chibib Chief Financial Officer

TIPPINGPOINT TECHNOLOGIES, INC.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 1, 2004 by TippingPoint Technologies, Inc.